Exhibit 99.1

press release

Media contact:	Investor contact:
Mike Jacobsen, APR	Christine Marchuska, CAIA
+1 330 490 4498	+1 607 206 9212

michael.jacobsen@dieboldnixdorf.com	christine.marchuska@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:

Feb. 10, 2023

Diebold Nixdorf, Incorporated Announces the Commencement of an Exchange Offer with Respect to its Outstanding 8.50% Senior Notes due 2024

HUDSON, Ohio - Diebold Nixdorf, Incorporated (the “Company”) (NYSE:DBD) today announced it has commenced a public exchange offer (the “Exchange Offer”) with respect to the Company’s outstanding 8.50% Senior Notes due 2024 (144A CUSIP: 253651AA1; REG S CUSIP: U25316AA5; Registered CUSIP: 253651AC7) (the “2024 Senior Notes”), issued pursuant to the Indenture, dated as of April 19, 2016 (as amended, the “2024 Senior Notes Indenture”).

The Company is offering to exchange any and all of the 2024 Senior Notes for units (the “New Units”) consisting of (i) new 8.50%/12.50% Senior Secured PIK Toggle Notes due 2026 to be issued by the Company (the “New Notes”) and (ii) warrants (the “New Warrants”, and together with the New Units and New Notes, the “New Securities”) to purchase common shares, par value $1.25 per share, of the Company (“Common Shares”).

The terms and conditions of the Exchange Offer are described in the preliminary prospectus, dated February 10, 2023. The completion of the Exchange Offer is subject to the conditions described in the Exchange Offer documents, which include, among others, the effectiveness of the Registration Statement (as defined below). The Exchange Offer is not conditioned upon any minimum amount of 2024 Senior Notes being tendered. Subject to applicable law, the Company may waive certain other conditions applicable to the Exchange Offer or extend, terminate or otherwise amend the Exchange Offer in its sole discretion.

A registration statement on Form S-4 (the “Registration Statement”) relating to the New Securities to be issued in the Exchange Offer has been filed with the Securities and Exchange Commission but has not yet become effective. The New Securities being offered in the Exchange Offer may not be sold nor may offers to exchange be accepted prior to the time that the Registration Statement related to the Exchange Offer becomes effective. If and when issued, the New Securities will be registered under the Securities Act of 1933, as amended.

The Exchange Offer will expire at 5:00 p.m., New York City time, on March 24, 2023, unless earlier terminated or extended by the Company (such time and date, as it may be extended, the “Expiration Time”). Any 2024 Senior Notes tendered may be withdrawn at any time prior to 5:00 p.m., New York City time, on March 24, 2023, but not thereafter.

The following table sets forth the Exchange Offer Consideration, Early Participation Premium and Total Offer Consideration (each as defined in the Registration Statement) for the 2024 Senior Notes.

Existing Securities	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Offer Consideration(1)	Early Participation Premium(1)	Total Offer Consideration(1)(3)

2024 Senior Notes (144A CUSIP No. 253651AA1 Reg S CUSIP No. U25316AA5 Registered CUSIP No. 253651AC7)	April 15, 2024	$72,112,000	$950 principal amount of New Units representing $950 principal amount of New Notes(1)(4) and the Unit Warrant Number of New Warrants(2)	$50 principal amount of New Units representing $50 principal amount of New Notes(1)(4) and the Unit Warrant Number of New Warrants(2)	$1,000 principal amount of New Units representing $1,000 principal amount of New Notes(1)(4) and the Unit Warrant Number of New Warrants(2)

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(1)    Consideration representing the principal amount of New Units per $1,000 principal amount of 2024 Senior Notes validly tendered and not validly withdrawn, subject to any rounding as described herein. To ensure that the aggregate number of New Warrants and Private Warrants will not be exercisable for Common Shares in excess of the Maximum Number of Warrant Shares, the number of Warrants corresponding to a Unit will be calculated as the Unit Warrant Number.

(2)    Consideration representing New Warrants to purchase Common Shares. Each New Warrant will initially represent the right to purchase one Common Share, subject to adjustment as described herein, at an exercise price of $0.01 per share. The Warrants will, in the aggregate and upon exercise, be exercisable for up to 15,813,847 Common Shares (referred to herein, as it may be adjusted from time to time, as the “Maximum Number of Warrant Shares”).

The “Unit Warrant Number” means, for any principal amount of outstanding Exchange Notes represented by outstanding Units, the number of Warrants exercisable for an aggregate number of Common Shares equal to the product of (a) (i) such principal amount of Exchange Notes (as defined below) (including any payment-in-kind interest (“PIK Interest”), if applicable) divided by (ii) the aggregate principal amount of outstanding Exchange Notes part of all outstanding Units (including any PIK Interest, if applicable) and (b) the Maximum Number of Warrant Shares, in each case, as of any time of determination. The Warrants are subject to automatic termination and cancellation in some circumstances, as described more fully in the Prospectus.

(3)    Includes the Early Participation Premium for 2024 Senior Notes validly tendered at or prior to the Early Delivery Time and not validly withdrawn.

(4)    The New Notes will accrue interest from December 29, 2022. Holders (as defined in the Registration Statement) will receive payment in the form of an additional aggregate principal amount of New Units based on, and representing, the principal amount of New Notes that form a part thereof, for any amounts of accrued and unpaid interest to, but excluding, December 29, 2022, on the 2024 Senior Notes that are exchanged.

For each $1,000 in principal amount of the 2024 Senior Notes validly tendered and accepted in accordance with the terms of the Registration Statement at or prior to 5:00 p.m., New York City time, on March 3, 2023 (the “Early Delivery Time”), the Holders will receive, on the settlement date, which we currently expect to be the third business day following the Expiration Time (the “Settlement Date”), the Total Exchange Consideration as set forth in the table above, which includes the Early Participation Premium as set forth in the table above, for all such 2024 Senior Notes that are accepted. Holders who validly tender their 2024 Senior Notes after the Early Delivery Time but at or prior to the Expiration Time and do not validly withdraw such 2024 Senior Notes will not be eligible to receive the Early Participation Premium and, accordingly, will be eligible to receive, on the Settlement Date, only the Exchange Offer Consideration as set forth in the table above, for all such 2024 Senior Notes that are accepted.

The 2024 Senior Notes may be tendered and accepted only in denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. The Units and, as component parts of the Units, the New Notes will be issued in minimum denominations of $2,000 principal amount and integral multiples of $1.00 principal amount in excess thereof.

On December 29, 2022, the Company completed a private exchange offer (the “Private Exchange Offer”) with respect to the 2024 Senior Notes, on substantially the same terms as this Exchange Offer, pursuant to which the

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Company accepted $327,888,000 in aggregate principal amount of the 2024 Senior Notes (representing 81.97% of the aggregate principal amount then outstanding of the 2024 Senior Notes) tendered for exchange and issued $333,616,814 in aggregate principal amount of units (the “Private Units” and, together with the New Units, the “Units”) consisting of $333,616,814 in aggregate principal amount of 8.50%/12.50% Senior Secured PIK Toggle Notes due 2026 (the “Private Notes” and, together with the New Notes, the “Exchange Notes”) and 15,813,847 warrants (the “Private Warrants” and, as reallocated on a pro rata basis to account for the New Warrants, the “Warrants”) to purchase up to 15,813,847 Common Shares (as it may adjusted from time to time). The number of Private Warrants will be reduced and reallocated on a pro rata basis to give effect to this Exchange Offer, as described in the Registration Statement. The terms of the New Notes and the Private Notes are identical in all material respects, although they will not be fungible for U.S. federal income tax purposes and the New Notes will have a separate CUSIP number and ISIN from the Private Notes, as described in the Registration Statement. The purpose of this Exchange Offer is to exchange the remaining 2024 Senior Notes held by Holders for New Units upon the terms and subject to the conditions set forth in the Registration Statement.

J.P. Morgan Securities LLC will act as sole Dealer Manager for the Exchange Offer. D.F. King & Co., Inc. will act as the Information and Exchange Agent for the Exchange Offer. Holders with questions regarding the terms and conditions of the Exchange Offer may contact J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-4087 (collect). D.F. King & Co., Inc. will act as the Information and Exchange Agent for the Exchange Offer. Requests for copies of the prospectus and related materials may be directed to J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, Attn: Prospectus Department, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone: 1-866-803-9204 or D.F. King & Co., Inc. at (866) 388-7535 (U.S. toll free), +1(212) 269-5550 (collect), or diebold@dfking.com (email). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold the 2024 Senior Notes as to when such intermediary would need to receive instructions from such Holder in order for that Holder to be able to participate in, or withdraw their instruction to participate in, the Exchange Offer, before the deadlines specified herein and in the Registration Statement. The deadlines set by any such intermediary and The Depositary Trust Company for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Registration Statement.

For Holders outside the United States and in the European Economic Area (the “EEA”), the United Kingdom (the “UK”), Canada or certain other relevant jurisdictions, the Exchange Offer is only being made, and the New Securities are only being offered, to “non-U.S. qualified offerees”. The Exchange Offer is subject to other restrictions set forth in “Offer Restrictions and Notices to Holders Outside the United States” of the Registration Statement. “Non-U.S. qualified offerees” means:

(1)

Any person that is located and/or resident in a Member State of the EEA and is (x) a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”) and (y) not a retail investor. For the purposes of this paragraph (1), a “retail investor” means a person who is one (or more) of the following: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II;

(2)	Any person that is located and/or resident in the UK and is:

(x) a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”);

(y) not a retail investor; and

(z) an investment professional falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or a high net worth entity or other person to whom it may be lawfully communicated, falling within Article 49(2)(a) to (d) of the Order. For the purposes of this

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paragraph (2), a “retail investor” means a person who is one (or more) of the following: (i) a retail client as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA;

(3)

Any person that is resident in a province or territory of Canada and is (x) an accredited investor, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), as applicable, and (ii) a permitted client as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations; or

(4)

Any person outside the United States, the European Economic Area, the United Kingdom and Canada to whom the Exchange Offer may be made in compliance with all other applicable laws and regulations of any applicable jurisdiction.

About Diebold Nixdorf

Diebold Nixdorf, Incorporated (NYSE: DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 21,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

Disclaimer

This press release does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein. Any solicitation or offer will only be made pursuant to the Registration Statement and only to such persons and in such jurisdictions as is permitted under applicable law.

The Exchange Offer is being made solely pursuant to the Registration Statement. The Exchange Offer is not being made to Holders of the 2024 Senior Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. If you are in a jurisdiction where offers to sell, or solicitations of offers to purchase, the securities offered by the prospectus as described in the Registration Statement are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the Exchange Offer presented in the Registration Statement does not extend to you. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offer to be made by a licensed broker or dealer, the Exchange Offer will be deemed to be made on behalf of the Company by the Dealer Manager for the Exchange Offer or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Forward-Looking Statements

This press release contains statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

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Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The factors that may affect the company’s results include, among others:

•	our ability to successfully complete the transactions contemplated by the Exchange Offer, including satisfaction of any conditions prescribed therein;
•	our ability to raise necessary equity capital to pay the legacy 2024 Senior Notes at maturity if there is insufficient participation in the Exchange Offer;
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the overall impact of the global supply chain complexities on the company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the company’s reliance on suppliers, subcontractors and availability of raw materials and other components;

•	our ability to successfully convert our backlog into sales, including our ability to overcome supply chain and liquidity challenges;
•

the ultimate impact of the ongoing COVID-19 pandemic and other public health emergencies, including further adverse effects to the company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations;

•

the company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150m+ cost savings plan;

•	the success of the company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;
•	the impact of a cybersecurity breach or operational failure on the company’s business;
•

the company’s ability to generate sufficient cash to service its debt or to comply with the covenants contained in the agreements governing its debt and, if applicable, to successfully refinance its debt in the future;

•	the company’s ability to attract, retain and motivate key employees;
•	the company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•

changes in the company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;

•	the company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;
•

the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the company’s favor at the lower court level in May 2022) and the merger/squeeze-out;

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the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit;

•	the impact of competitive pressures, including pricing pressures and technological developments;
•

changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the conflict between Russia and Ukraine), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the company’s operations;

•	the company’s ability to maintain effective internal controls;
•	unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;
•	the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the company’s ability to comply with government regulations; and
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other factors included in the company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022 and in other documents the company files with the SEC.

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Except to the extent required by applicable law or regulation, the company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

DN-F

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PR_23-4089

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